Exhibit 99.1

Pending necessary approval, transaction expected to close in second quarter of 2009 Transaction Update • Operating under a merger agreement with MidAmerican Energy Holdings • All required regulatory filings completed – Maryland PSC: 180 day statutory limit on approval process with 45 day extension – SEC: Preliminary proxy filed Oct 17 subject to review process • Shareholder meeting date to be determined – Dependent upon effective date of proxy statement – Currently estimated to take place in late December or January • Executing strategic transformation in cooperation with MidAmerican – Actively reducing risk in our business